HORIZON FUNDS

Horizon Defensive Core Fund

Supplement dated January 27, 2025

to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”)

On January 27, 2025, the Board of Trustees (the “Board”) of Horizon Funds, on behalf of its series Horizon Defensive Core Fund (the “Fund”), approved the following changes to the investment objective and the investment strategy, including the Fund’s 80% investment policy, which changes are expected to take effect on or about March 29, 2025.

•	The investment objective of the Fund will be changed to reflect that the Horizon Defensive Core Fund will seek to capture the majority of returns associated with U.S. equity market investments, while mitigating downside risk through the use of a risk overlay strategy (the “Risk Assist® strategy”).
•	The principal investment strategy of the Fund will be revised to reflect, that, in addition to the continued use of the Risk Assist® strategy, the Fund will utilize an active management strategy that invests primarily in common stocks of large and mid-cap U.S. companies that exhibit high quality and growth characteristics.
•	The Fund’s existing 80% investment policy will be eliminated.

Notice is hereby provided to shareholders of the Fund that the foregoing changes are anticipated to take effect on or about March 29, 2025.

Each of these changes will be reflected in a new prospectus, summary prospectus and SAI dated on or about March 29, 2025. A revised summary prospectus, which incorporates the foregoing changes, will be provided to shareholders of the Fund once these changes go into effect. Copies of the preliminary prospectus and SAI have been filed with the Securities and Exchange Commission (“SEC”) which reflect the foregoing changes and which are publicly available on the SEC’s website. For more information about these changes, or to obtain a copy of the preliminary prospectus or SAI, please call (toll free) 1-855-754-7932.

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Please retain this supplement for your reference.